Exhibit 10.31

PRICESMART, INC.

RESTRICTED STOCK AGREEMENT

THIS AGREEMENT (“Agreement”) is made between ____________ (the “Grantee”) and PriceSmart, Inc., a Delaware corporation (the “Company”), as of ___________ (the “Effective Date”). This Agreement is subject to the Company's 2002 Equity Participation Plan (the “Plan”), the terms of which are hereby incorporated by reference. Any capitalized term not defined herein shall have the meaning ascribed to such term under the Plan.

1.Grant of Restricted Stock. Effective as of the Effective Date, and upon the terms and conditions set forth in the Plan and this Agreement, the Company grants to Grantee _________ shares of Common Stock of the Company (the “Shares”), for consideration that has a value that exceeds the aggregate par value of the Shares, which Shares, when issued in accordance with the terms hereof, shall be fully paid and nonassessable.

2.Issuance of Shares. On the Effective Date, the Company shall issue the Shares to Grantee and shall (a) cause a stock certificate or certificates representing the Shares to be registered in the name of Grantee, or (b) cause such Shares to be issued in uncertificated form, with such Shares recorded in the name of Grantee in the books and records of the Company's transfer agent, with appropriate notations regarding the restrictions imposed pursuant to this Agreement.

3.Vesting and Forfeiture Restriction.

(a)    Notwithstanding anything herein to the contrary, in the event of Grantee's Termination of Employment or Termination of Consultancy for any reason, all unvested Shares as of the date of such termination shall immediately be forfeited. Upon the occurrence of such a forfeiture, the Company shall become the legal and beneficial owner of the unvested Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of unvested Shares being forfeited by Grantee.

(b)    One hundred percent (100%) of the Shares shall initially be subject to forfeiture pursuant to Section 3(a). The Shares issued hereunder shall become vested as follows:

Vesting Date	Shares Vesting

The continued vesting of the Shares shall be subject to Grantee's continued employment or service with the Company or any Subsidiary as of each such vesting date. Fractional shares shall be rounded to the nearest whole share.

(c)     The Secretary of the Company, or such other agent as the Committee may appoint, may retain physical custody of the certificates, if any, representing the Shares until such Shares are released from the forfeiture restriction set forth in Section 3(a). Grantee shall not retain physical custody of any certificates representing unvested Shares issued to Grantee. Grantee, by acceptance of this Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as Grantee's attorney(s)-in-fact to effect any transfer of forfeited unvested Shares to the Company as may be required pursuant to this Agreement.

(d)    As soon as administratively practicable following the release of any Shares from the forfeiture restriction set forth in Section 3(a), the Company shall either (i) if the Shares are held in certificated form, deliver to Grantee the certificate or certificates representing such Shares in the Company's possession belonging to Grantee, or (ii) if the Shares are held in uncertificated form, then the Company shall remove the notations on any such Shares and deliver them to Grantee's brokerage account.

(e)    Grantee (or the beneficiary or personal representative of Grantee in the event of Grantee's death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company or its representatives deem necessary or advisable in connection with the implementation of this Section 3.

4.Transferability of the Shares. No unvested Shares nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Grantee or Grantee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

5.Ownership, Voting Rights, Duties. Except as otherwise provided herein, upon issuance of the Shares by the Company, Grantee shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares. Grantee must comply with the Company's insider trading policy, including any pre-clearance requirements or blackout restrictions, in connection with any sale or transfer of the Shares.

6.Legends. Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN FORFEITURE RESTRICTIONS AND RESTRICTIONS ON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company maintains its own stock records, it may make appropriate notations to the same effect in its own records.

7.Notices. Notices required hereunder shall be given (a) to Grantee by e-mail to the Grantee's Company e-mail address (or, if Grantee no longer has a Company e-mail address, to the most recent personal e-mail address for Grantee in the Company's personnel records), or in person or by registered mail to the address of Grantee shown on the records of the Company, and (b) to the Company by e-mail to the e-mail address of the Company's General Counsel or by registered mail to the office of the Company's General Counsel.

8.Survival of Terms. This Agreement shall apply to and bind Grantee and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

9.Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Any suit brought with respect to this Agreement or the Plan shall be brought in the state or federal courts sitting in San Diego County, California, the parties hereby waiving any claim or defense that such forum is not convenient or proper. The jurisdiction agreement contained in this Section 9 is made for the benefit of the Company only, which accordingly retains the right to bring proceedings in any other court of competent jurisdiction. By signing this Agreement, Grantee is deemed to have agreed to submit to such jurisdiction.

10.Severability. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable. Grantee represents that Grantee has read this Agreement and is familiar with its terms and provisions.

11.Not a Contract of Employment. Notwithstanding any other provision of this Agreement or the Plan:
(a)    neither this Agreement nor the Plan shall form part of any contract of employment between the Company or any Subsidiary and Grantee;
(b)    unless expressly so provided in his or her contract of employment, Grantee has no right or entitlement to be granted an Award or any expectation that an Award might be made to him, whether subject to any conditions or at all;
(c)    the benefit to Grantee of participation in the Plan (including, in particular but not by way of limitation, any Awards held by him or her) shall not form any part of his or her base salary or count as his base salary for any purpose and shall not be pensionable;
(d)    the rights or opportunity granted to Grantee on the making of an Award shall not give Grantee any rights or additional rights and if Grantee ceases to be employed by the Company or any Subsidiary, Grantee shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any Awards held by him or her which lapse or are forfeited by reason of his ceasing to be employed by the Company or any Subsidiary) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise;
(e)    the rights or opportunity granted to Grantee on the making of an Award shall not give Grantee any rights or additional rights in respect of any pension plan or arrangement which may be operated by the Company or any Subsidiary;
(f)    Grantee shall not be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being unable to acquire or retain Shares, or any interest in the Shares in consequence of the loss or termination of his or her employment with the Company or any present or past Subsidiary for any reason whatsoever (whether or not the termination is ultimately held to be wrongful or unfair);
(g)    Grantee acknowledges that a fundamental purpose of the Award represented by this Agreement is to provide an incentive for Grantee to maintain continued employment with the Company (or its Subsidiary, as the case may be, as to which the Company has an interest in maintaining management stability);

(h)    by accepting the grant of the Shares and not renouncing it, Grantee is deemed to have agreed to the provisions of this Section 11; and

(i)    Grantee's participation in the Plan and receipt of this Award confers no rights or interests other than as herein provided.
12.Data Protection. Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Grantee's “Data” (as defined below) by and among, as applicable, the Company and its Subsidiaries and affiliates (the “Company Group”) for the purpose of administering his or her participation in the Plan. For purposes of this Section 12, “Data” means Grantee's personal information, including, but not limited to, Grantee's name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any Shares of stock or directorships held in the Company and details of all Awards held by Grantee. Grantee understands that Data will be transferred to such stock plan service providers as may be selected by the Company, which are assisting the Company with the implementation, administration and management of the Plan. Grantee understands that the recipients of the Data may be subject to different data privacy laws and protections than those in Grantee's country. Grantee authorizes the Company Group and any other possible recipients which may assist the Company with administering the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of administering Grantee's participation in the Plan. Grantee understands that he or she may, at any time, request additional information about this consent (including a list with the names and addresses of all recipients of the Data), or withdraw this consent, by contacting in writing Grantee's local human resources representative. Withdrawal of this consent may affect Grantee's ability to participate in the Plan.
13.Representations. Grantee has reviewed with Grantee's own tax advisors the federal, state, local and foreign tax consequences of the grant of Shares hereunder and the transactions contemplated by this Agreement. Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Grantee understands that Grantee (and not the Company) shall be responsible for Grantee's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

14.Tax Withholding and Indemnity.

(a)    At the discretion of the Company, Grantee may satisfy the “Tax Liability” (as defined below) by conveying to the Company that number of Shares to be vested having a Fair Market Value equal to the Tax Liability (which, with respect to clause (i) below, shall be equal to the minimum amount required to be withheld based on the statutory withholding rates for federal, state, local and foreign tax purposes that apply to supplemental taxable income). The Fair Market Value of the Shares to be returned shall be as of the date that the amount of the Tax Liability is to be determined. Any election by Grantee to have Shares returned for this purpose shall be made in such form and under such conditions as the Company may deem necessary or advisable.

(b)    No Shares shall be delivered or released to Grantee unless and until Grantee shall have paid to the Company the full amount of the Tax Liability resulting from the grant of Shares or the lapse or removal of the restrictions set forth in this Agreement or otherwise pursuant to this Agreement (which payment may be made in cash, by deduction from other compensation payable to Grantee or in any form of consideration permitted by the Plan).

(c)    For purposes of this Agreement, the “Tax Liability” shall mean (i) all federal, state, local and foreign withholding or other taxes applicable to the taxable income of Grantee, plus (ii) if permitted under the laws of the jurisdiction in which Grantee resides, any liability of the Company, any Subsidiary or Grantee's employing company, if different, for income tax, withholding tax and any other employment related taxes or social security contributions in any jurisdiction, in each case resulting from the grant of Shares or the lapse or removal of the restrictions set forth in this Agreement or otherwise pursuant to this Agreement. Grantee agrees to indemnify and keep indemnified the Company, any Subsidiary and his or her employing company, if different, from and against any Tax Liability.

15.Change in Control or Corporate Transaction. In the event of a Change in Control or a Corporate Transaction, each unvested Share shall, immediately prior to the effective date of the Change in Control or Corporate Transaction, automatically become full vested and nonforfeitable.

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SIGNATURE PAGE TO RESTRICTED STOCK AGREEMENT

Instructions: Print this page, sign Parts I and III, have your spouse sign and date Part II and return the completed page to the office of the Company's general counsel.

PART I: SIGNATURES OF COMPANY AND GRANTEE

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

PRICESMART, INC.	GRANTEE

BBy: Jose Luis Laparte	Print Name:
Title: President

PART II: CONSENT OF SPOUSE

I, ____________________, spouse of Grantee, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to acquire shares of PriceSmart, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the jurisdiction of our residence as of the date of the signing of the foregoing Agreement.

Dated:

PART III: ASSIGNMENT SEPARATE FROM CERTIFICATE

Please do not fill in any blanks other than the signature line. The purpose of this assignment is to facilitate the forfeiture of unvested Shares, as set forth in the Restricted Stock Agreement, without requiring additional signatures on the part of the Grantee.

FOR VALUE RECEIVED I, _________________, hereby sell, assign and transfer unto PriceSmart, Inc., a Delaware corporation, __________ shares of the Common Stock of PriceSmart, Inc. standing in my name, of the books of said corporation recorded in book notation and/or represented by Certificate No. __________ herewith, and do hereby irrevocably constitute and appoint ___________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Agreement between PriceSmart, Inc. and the undersigned dated _______________.

Signature: